                                                                  EX-25.2
                 Statement of Eligibility - Series B Appreciation


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                           --------------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

             New York                                          13-3818954
  (Jurisdiction of incorporation                           (I. R. S. Employer
   if not a U. S. national bank)                           Identification No.)

       114 West 47th Street                                       10036
        New York,  New York                                    (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------
                             Brill Media Company LLC
               (Exact name of obligor as specified in its charter)

             Virginia                                          52-2071822
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                           Brill Media Management, Inc
               (Exact name of obligor as specified in its charter)

                Virginia                                         54-1877458
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

         c/o Brill Media Company                                     47732
             P. O. Box 3353                                       (Zip code)
             Evansville, IN
(Address of principal executive offices)

                           --------------------------
                              Advertisers P.S., LLC
               (Exact name of obligor as specified in its charter)

                Virginia                                         38-3393217
     (State or other jurisdiction of                         (I. R. S. Employer)
     incorporation or organization)                          Identification No.)

                           --------------------------
                                BMC Holdings, LLC
             (Exact name of registrant as specified in its charter)

             Viriginia                                         52-2071824
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                             Brill Newspapers, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1170289
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                Brill Radio, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1148743
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                            Cadillac Newspapers, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1170305
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                     Central Michigan Distribution Co., Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-2438162
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                      Central Michigan Distribution Co., LP
             (Exact name of registrant as specified in its charter)

             Virginia                                          62-1356763
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                        Central Michigan Newspapers, Inc.
             (Exact name of registrant as specified in its charter)

             Viriginia                                         54-1170307
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                       Central Missouri Broadcasting, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1163979
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)


                           --------------------------
                         Central Printing Service, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-3393221
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)


                           --------------------------
                                  CMB II, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          43-1671356
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                       CMN Associated Publiciations, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-2438130
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                CMN Holding, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1170293
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                            Gladwin Newspapers, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1170304
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                            Graph Ads Printing, Inc.
             (Exact name of registrant as specified in its charter)

             Viriginia                                         38-2438126
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                               Huron Holdings, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1867829
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                              Huron Newspapers, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-3372402
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                 Huron P.S., LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-3372410
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                           Midland Buyers Guide, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-2438164
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                   NB II, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          41-1803205
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                   NCH II, LLC
             (Exact name of registrant as specified in its charter)

             Viriginia                                         54-1851918
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                  NCR II, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          84-1347311
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                                  NCR III, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1851920
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Northern Colorado Holdings, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1862076
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                          Northern Colorado Radio, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          84-1091274
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                           Northland Broadcasting, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          41-1862832
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                             Northland Holdings, LLC
             (Exact name of registrant as specified in its charter)

             Viriginia                                         54-1838750
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                               Reading Radio, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1163978
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                           St. Johns Newspapers, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-3299223
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                          Tri-State Broadcasting, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          35-1888093
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

      c/o Brill Media Company                                     47732
          P. O. Box 3353                                       (Zip code)
          Evansville, IN
(Address of principal executive offices)

                           --------------------------
                          Upper Michigan Holdings, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1882775
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                          Upper Michigan Holdings, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1882773
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Upper Michigan Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1882776
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Upper Michigan Newspapers, LLC
             (Exact name of registrant as specified in its charter)

             Virginia                                          38-3393224
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                              BMC Holdings, Inc.
            (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889308
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Huron Holdings Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                           54-1889311
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Huron Newspapers Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889312
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Huron P.S. Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889314
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                   Northern Colorado Holdings Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889315
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                     Northland Broadcasting Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889316
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                         Northland Holdings Management, Inc.
             (Exact name of registrant as specified in its charter)

             Virginia                                          54-1889317
  (State or other jurisdiction of                          (I. R. S. Employer
  incorporation or organization)                           Identification No.)

                           --------------------------
                       12% Series B Senior Notes due 2007
                      Series B Appreciation Notes due 2007
                      (Titles of the indenture securities)

================================================================================

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System).
            Federal Deposit Insurance Corporation,  Washington,  D. C.
            New York State Banking Department, Albany, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

      The obligors and the registrants are currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1 -- Organization Certificate, as amended, issued by the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

16.   List of Exhibits
      (cont'd)

      T-1.2 --    Included in Exhibit T-1.1.

      T-1.3 --    Included in Exhibit T-1.1.

      T-1.4 -- The By-Laws of United States Trust Company of New York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.6 -- The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

      T-1.7 -- A copy of the latest report of condition of the trustee pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

      As of March 10, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

      In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              ---------------------

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10th day of March, 1998.

      UNITED STATES TRUST COMPANY OF
            NEW YORK, Trustee


By:   /s/ Patricia Stermer
      -------------------------------
      Patricia Stermer
      Assistant Vice President


RFL/pg
(rev:PST010998)

                                                                   Exhibit T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036

September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


      /s/Gerard F. Ganey
      ----------------------
By:   Gerard F. Ganey
      Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                               SEPTEMBER 30, 1997
                                ($ IN THOUSANDS)

ASSETS

Cash and Due from Banks                                              $  116,582

Short-Term Investments                                                  183,652

Securities, Available for Sale                                          691,965

Loans                                                                 1,669,611
Less:  Allowance for Credit Losses                                       16,067
                                                                     ----------
      Net Loans                                                       1,653,544
Premises and Equipment                                                   61,796
Other Assets                                                            125,121
                                                                     ----------
      Total Assets                                                   $2,832,660
                                                                     ==========

LIABILITIES

Deposits:
      Non-Interest Bearing                                           $  541,619
      Interest Bearing                                                1,617,028
                                                                     ----------
         Total Deposits                                               2,158,647

Short-Term Credit Facilities                                            365,235
Accounts Payable and Accrued Liabilities                                141,793
                                                                     ----------
      Total Liabilities                                              $2,665,675
                                                                     ==========
STOCKHOLDER'S EQUITY
Common Stock                                                             14,995
Capital Surplus                                                          49,542
Retained Earnings                                                        99,601
Unrealized Gains (Losses) on Securities
     Available for Sale, Net of Taxes                                     2,847
                                                                     ----------
Total Stockholder's Equity                                              166,985
                                                                     ----------
    Total Liabilities and
     Stockholder's Equity                                            $2,832,660
                                                                     ==========

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

November 13, 1997